Exhibit 10.4


                          KEYSPAN GAS EAST CORPORATION,
              doing business as KEYSPAN ENERGY DELIVERY LONG ISLAND



                5.60% SENIOR UNSECURED NOTE DUE NOVEMBER 29, 2016

No. [_____]                                                    November 29, 2006
$[_______]                                                      PPN 49338# AA 4


     FOR VALUE RECEIVED, the undersigned, KeySpan Gas East Corporation, doing business as KeySpan Energy Delivery Long Island (herein called the "Company"), a corporation organized and existing under the laws of the State of New York, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on November 29, 2016, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.60% per annum from the date hereof, payable semi-annually, on the 29th day of May and November in each year, commencing with the 29th day of May or November next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.60% and (ii) two percent (2.00%) over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Wells Fargo Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

     This Note is one of a series of 5.60% Senior Unsecured Notes due November 29, 2016 (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of November 29, 2006 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder


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hereof or such holder's  attorney duly  authorized in writing,  a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

     If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

     This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the laws of the State of New York.

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.




                                                  KEYSPAN GAS EAST CORPORATION,
                                                  doing business as KEYSPAN
                                                  ENERGY DELIVERY LONG ISLAND




                                                  By: /s/ James G. Holodak
                                                      --------------------
                                                  Name: James G. Holodak
                                                  Title: Treasurer